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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 23, 2006


                             INTERLINE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


             001-32380                                    03-0542659
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     (Commission File Number)                (IRS Employer Identification No.)


 801 W. BAY STREET, JACKSONVILLE, FLORIDA                   32204
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 (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (904) 421-1400

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                NEW CREDIT FACILITY

                On June 23, 2006, Interline Brands, Inc., a Delaware corporation ("Interline Delaware"), entered into a Credit Agreement (the "New Credit Facility") among Interline Delaware, Interline Brands, Inc., a wholly-owned subsidiary of Interline Delaware ("Interline New Jersey"), as
borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Lehman Commercial Paper Inc., as syndication agent, Credit Suisse, Bank of America, N.A., SunTrust Bank and Wachovia Bank, National Association, each as a co-documentation agent and J.P. Morgan Securities Inc. and Lehman Brothers Inc. as joint bookrunners and joint-lead arrangers.

                The New Credit Facility provides for aggregate commitments of $330.0 million, consisting of (1) a revolving loan facility of $100.0 million, of which a portion not exceeding $40.0 million is available in the form of letters of credit, with a maturity date of June 23, 2012, (2) a term loan facility of $100.0 million with maturity date of June 23, 2013 and (3) a $130.0 million delayed draw term loan with maturity date of June 23, 2013, which is available solely to fund the previously announced acquisition of substantially all of the assets of American Sanitary Incorporated and the fees and expenses related to the acquisition. Amounts under the term loan facility and the delayed draw facility are due and payable in quarterly installments equal to 1.0% of the principal amount on an annual basis through June 2013, with the balance payable in one final installment at the maturity date. Borrowings under the new term loan facility, the delayed draw facility and the revolving loan facility bear interest, at Interline New Jersey's option, at either LIBOR plus 1.75% or at an alternate base rate plus 0.75%. Outstanding letters of credit under the revolving loan facility are subject to a per annum fee equal to applicable margin under the revolving loan facility. The interest rate margin is subject to pricing adjustments at the end of each fiscal quarter of Interline New Jersey based on net total indebtedness to consolidated EBITDA. As of June 23, 2006, the interest rate in effect with respect to the term loan and the delayed draw facility under the New Credit Facility was 7.2% for the LIBOR option and 8.75% for the alternate base rate option.

                The obligations of Interline New Jersey under the New Credit Facility are guaranteed by Interline Delaware and by the domestic subsidiaries of Interline New Jersey in accordance with a Guarantee and Collateral Agreement, dated June 23, 2006, (the "Guarantee and Collateral Agreement") among Interline Delaware, Interline New Jersey, certain subsidiaries of Interline New Jersey and JPMorgan Chase Bank, N.A., as collateral agent. Pursuant to the Guarantee and Collateral Agreement, the obligations and the guarantees under the New Credit Facility are also secured by a first-priority security interest in substantially all Interline New Jersey's assets and the assets of the guarantors, including a pledge of all the capital stock of the Interline New Jersey and its domestic subsidiaries and 65% of the capital stock of the foreign subsidiaries of the Interline New Jersey.

                The New Credit Facility also allows for certain incremental term loans and incremental commitments under the revolving credit facility which are to be available to Interline New Jersey to repay indebtedness and make acquisitions if certain conditions (including various financial ratios) are met.

                In connection with the New Credit Facility, Interline New Jersey is required to pay administrative fees, commitment fees, letter of credit issuance and administration fees and certain expenses and to provide certain indemnities, all of which are customary for financings of this type.

                The New Credit Facility contains affirmative, negative and financial covenants customary for such financings. In addition the New Credit Facility contains financial covenants that require Interline New Jersey to maintain certain financial ratios as of the last day of each fiscal quarter, including a minimum ratio of consolidated EBITDA to consolidated cash interest expense and a maximum ratio of net total indebtedness to consolidated EBITDA.

                The New Credit Facility contains events of default customary for such financings, including, but not limited to: nonpayment of principal, interest, fees or other amounts when due; violation of covenants; failure of any representation or warranty to be true in all material respects when made or deemed made; cross default and cross acceleration; certain ERISA events; change of control; insolvency; bankruptcy events; material judgments and actual or asserted invalidity of the guarantees or security documents. Some of these events of default will allow for grace periods and materiality concepts.

                Some of the parties to the New Credit Facility and their affiliates have provided, and may provide in the future, investment banking, commercial banking and other financial services for Interline Delaware and Interline New Jersey in the ordinary course of business, for which they have received and will receive customary compensation. Lehman Brothers Inc., J.P. Morgan Securities Inc. and Credit Suisse Securities (USA) LLC were underwriters of Interline Delaware's initial public offering and a secondary public offering in August 2005. In addition, affiliates of Lehman Commercial Paper Inc., JPMorgan Chase Bank, N.A., Credit Suisse, Banc of America, N.A., SunTrust Bank and Wachovia Bank, National Association acted as underwriters of Interline New Jersey's public offering of its 8 1/8% Senior Subordinated Notes Due 2014 (the "Senior Subordinated Notes"). Credit Suisse Securities (USA) LLC and Lehman Brothers Inc. acted as dealer managers and solicitation agents in Interline New Jersey's tender offer for all of its outstanding 11 1/2% Senior Subordinated Notes Due 2011 (the "Existing Notes") pursuant to a Tender Offer and Consent Solicitation Statement dated May 23, 2006. Further, Credit Suisse, Cayman Islands Branch (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch), acted as administrative agent, and JPMorgan Chase Bank, N.A., acted as syndication agent under Interline New Jersey's prior credit facility.

                Executed copies of the New Credit Facility and the Guarantee and Collateral Agreement are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on From 8-K and is incorporated by reference into this Item 1.01.

                SENIOR SUBORDINATED NOTES

                SUBORDINATED DEBT INDENTURE. On June 23, 2006, Interline New Jersey, as issuer, Interline Delaware, as guarantor, certain subsidiaries of Interline New Jersey (the "Subsidiary Guarantors") and the Bank of New York Trust Company, N.A., as trustee, (the "Trustee") entered into an indenture (the "Base Indenture"), providing for the issuance from time to time of subordinated debentures, notes or other evidences of indebtedness to be issued in one or more series by Interline New Jersey. Under the terms of the Base Indenture, Interline New Jersey, Interline Delaware, the Subsidiary Guarantors and the Trustee may enter into supplemental indenture to establish the form of any security and to provide for the issuance of any series of security thereunder.

                FIRST SUPPLEMENTAL INDENTURE. Pursuant to the Base Indenture, Interline New Jersey, Interline Delaware and the Subsidiary Guarantors entered into a first supplemental indenture, dated June 23, 2006, (the "First Supplemental Indenture") establishing the terms of $200.0 million aggregate principal amount of 8 1/8% Senior Subordinated Notes Due 2014 of Interline New Jersey. Under the terms of the First Supplemental Indenture, the Senior
Subordinated Notes will mature on June 15, 2014. Interest on the Senior Subordinated Notes is payable on June 15 and December 15 of each year beginning on December 15, 2006. Interline New Jersey has the option to redeem all, but not less than all of the Senior Subordinated Notes prior to June 15, 2010 at a redemption price equal to 100% of the principal amount plus a "make whole" amount. On or after June 15, 2010, Interline New Jersey has the option to redeem all or portion of the Senior Subordinated Notes at fixed prices that decline over time. Interline New Jersey also has the option to redeem up to 35% of the aggregate principal amount of the Senior Subordinated Notes prior to June 15, 2009 with the proceeds of one or more equity offerings of Interline Delaware at a redemption price of 108.125% of the principal amount of the Senior Subordinated Notes if at lease 65% of the aggregate principal amount of the Senior Subordinated Notes are outstanding after each such redemption and such redemption occurs within 90 days after the consummation of the related equity offering. Upon certain change of control and asset disposition events as described in the First Supplemental Indenture, Interline New Jersey will be required to repurchase the Senior Subordinated Notes at the prices set forth in the First Supplemental Indenture. The Senior Subordinated Notes are unsecured senior subordinated obligations of Interline New Jersey and are jointly and severally guaranteed on a senior subordinated unsecured basis by Interline Delaware and the Subsidiary Guarantors. The First Supplemental Indenture contains covenants relating to restrictions on indebtedness, dividends on, and redemptions and repurchases of, capital stock, liens and sale-leaseback transactions, loans and investments, debt and hedging arrangements, mergers, acquisitions and asset sales, transactions with affiliates and changes in business activities conducted by Interline New Jersey and certain subsidiaries. The covenants will not generally apply to Interline Delaware.

                Copies of the executed Base Indenture and the First Supplemental Indenture are attached as Exhibits 4.3 and 4.4, respectively, to this Current Report on Form 8-K and are incorporated by reference into this
Item 1.01.

                USE OF PROCEEDS

                On June 23, 2006, Interline New Jersey used the net proceeds from the offering of Senior Subordinated Notes and $100.0 million of borrowings under the New Credit Facility to refinance Interline New Jersey's existing indebtedness, including its prior credit facility and its Existing Notes, and to pay related fees and expenses. On June 23, 2006, Interline Delaware and Interline New Jersey terminated the Amended and Restated Credit Agreement dated as of December 21, 2004, as amended on June 7, 2005 and further amended on August 8, 2005, by and among Interline Delaware, Interline New Jersey, the lenders party thereto, Credit Suisse, Cayman Islands Branch (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch), as administrative agent, and JPMorgan Chase Bank, N.A., as syndication agent, following the repayment of all outstanding indebtedness under such agreement.


ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

                The information set forth under "Use of Proceeds" in Item 1.01 above is hereby incorporated by reference into this Item 1.02.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

                The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.


ITEM 8.01   OTHER EVENTS

                On June 23, 2006, Interline New Jersey accepted for payment and purchased $130.0 million, or 100% in aggregate principal amount, of its Existing Notes that were tendered in Interline New Jersey's previously announced tender offer and related consent solicitation. Upon the acceptance for payment of the tendered Existing Notes, the previously announced amendments to the indenture governing the Existing Notes became operative and substantially all of the covenants and certain events of default were eliminated, including Interline New Jersey's covenant to file periodic and current reports under the Securities Exchange Act of 1934, as amended.


ITEM 9.01   FINANCING STATEMENTS AND EXHIBITS

       (d)  Exhibits.

EXHIBIT
NUMBER      DESCRIPTION
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  4.1       Credit Agreement, dated June 23, 2006 among Interline Delaware,
            Interline Brands, Inc., a wholly-owned  subsidiary of Interline
            Delaware ("Interline New Jersey"), as borrower, the lenders party therein, JPMorgan Chase Bank, N.A., as administrative agent, Lehman Commercial Paper Inc., as syndication agent, Credit Suisse, Bank of America, N.A., Wachovia Bank, National
            Association and SunTrust Bank, each as a co-documentation agent and J.P. Morgan Securities Inc. and Lehman Brothers Inc. as joint bookrunners and joint-lean arrangers.

  4.2 Guarantee and Collateral Agreement, dated as of June 23, 2006, among Interline Delaware, Interline New Jersey, certain subsidiaries of Interline New Jersey and JPMorgan Chase Bank, N.A., as collateral agent.

  4.3 Base Indenture, dated as of June 23, 2006, among Interline New Jersey, Interline Delaware, as guarantor, certain subsidiaries of Interline Delaware and the Bank of New York Trust Company, N.A., as trustee.

  4.4 First Supplemental Indenture, dated as of June 23, 2006, among Interline New Jersey, Interline Delaware, as guarantor, certain subsidiaries of Interline Delaware and the Bank of New York Trust Company, N.A., as trustee.

                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INTERLINE BRANDS, INC.



                                         By: /s/ Thomas J. Tossavainen
                                             --------------------------------
                                             Name:  Thomas J. Tossavainen
                                             Title: Chief Financial Officer



Date: June 26, 2006

                              INDEX TO EXHIBITS



EXHIBIT NUMBER         DESCRIPTION
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    4.1                Credit Agreement,  dated June 23, 2006 among Interline
                       Delaware,   Interline  Brands,  Inc.,  a  wholly-owned
                       subsidiary  of  Interline  Delaware   ("Interline  New
                       Jersey"), as borrower, the lenders party therein, JPMorgan Chase Bank, N.A., as administrative agent,
                       Lehman  Commercial  Paper Inc., as syndication  agent,
                       Credit Suisse,  Bank of America,  N.A., Wachovia Bank,
                       National Association and SunTrust Bank, each as a co-documentation agent and J.P. Morgan Securities Inc.
                       and Lehman Brothers Inc. as joint bookrunners and joint-lean arrangers.

    4.2 Guarantee and Collateral Agreement, dated as of June 23, 2006, among Interline Delaware, Interline New Jersey, certain subsidiaries of Interline New Jersey and JPMorgan Chase Bank, N.A., as collateral agent.

    4.3 Base Indenture, dated as of June 23, 2006, among Interline New Jersey, Interline Delaware, as guarantor, certain subsidiaries of Interline Delaware and the Bank of New York Trust Company, N.A., as trustee.

    4.4 First Supplemental Indenture, dated as of June 23, 2006, among Interline New Jersey, Interline Delaware, as guarantor, certain subsidiaries of Interline Delaware and the Bank of New York Trust Company, N.A., as trustee.